UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2017

ANDINA ACQUISITION CORP. II

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37628	47-5245051
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 West 57th Street, Suite 2223, New York, NY	10107
(Address of Principal Executive Offices)	(Zip Code)

(646) 565-3861

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 3.01.          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard.

On January 3, 2017, Andina Acquisition Corp. II (the “Company”) received a notice from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) stating that the Company failed to hold an annual meeting of stockholders within 12 months after its fiscal year ended December 31, 2015, as required by Nasdaq Listing Rules 5620(a) and 5810(c)(2)(G). The Company will submit a plan to regain compliance pursuant to the procedures set forth in the Nasdaq Listing Rules no later than February 17, 2017. While the plan is pending, the Company’s securities will continue to trade on Nasdaq.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2017

ANDINA ACQUISITION CORP. II

By:	/s/ Julio A. Torres
Julio A. Torres
Chief Executive Officer